UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2008

ALLIANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

New York	000-15366	16-1276885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York	13202
(Address of principal executive offices)	(Zip Code)

(315) 475-4478

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers

On March 11, 2008, the Compensation Committee of the Board of Directors of Alliance Financial Corporation (“Alliance”) approved the following three benefit plans.

The Director Retirement Plan provides non-employee directors a cash benefit equivalent to 35% of their average annual director’s fees, subject to increases based on the directors’ length and extent of service, payable in a number of circumstances, including normal retirement, death or disability and a change in control.

The Executive Incentive Retirement Plan provides officers of Alliance Bank N.A. selected by its Board of Directors (who include Executive Vice Presidents John H. Watt, Jr. and J. Daniel Mohr) the opportunity to earn performance-based deferred cash bonuses, equal to 10% of the participants base salary, upon attainment by the Company of certain financial performance targets defined by the Board of Directors annually. The deferred balances earn interest at the bank’s one-year rate for certificates of deposit. The deferred bonuses vest ratably over a five year period on the anniversary date of the bonus payment. Upon the participant’s separation from service (other than for cause), the bank pays the participant or his or her beneficiary either a lump sum or an annuity based on the amount of the vested benefit.

The Stock-Based Deferral Plan provides directors and officers designated by Alliance’s Board of Directors (who include Messrs. Watt and Mohr and Chief Executive Officer Jack H. Webb) the opportunity to defer receipt of cash compensation and, thereby, accumulate additional shares of Alliance common stock. Alliance contributes the amount of compensation deferred to a trust, which purchases shares of Alliance common stock, and distributions are made in shares of Alliance common stock upon such events as are elected by participants.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description
10.1	Alliance Financial Corporation Director Retirement Plan dated March 11, 2008
10.2	Alliance Bank Executive Incentive Retirement Plan dated March 11, 2008
10.3	Alliance Financial Corporation Stock-Based Deferral Plan dated March 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2008	ALLIANCE FINANCIAL CORPORATION

	By:	/s/ Jack H. Webb
Jack H. Webb
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Alliance Financial Corporation Director Retirement Plan dated March 11, 2008
10.2	Alliance Bank Executive Incentive Retirement Plan dated March 11, 2008
10.3	Alliance Financial Corporation Stock-Based Deferral Plan dated March 11, 2008

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